UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2024

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5759			65-0949535
(Commission File Number)			(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard	Miami	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.10 per share	VGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

        On August 20, 2024, Vector Group Ltd. (the “Company”) held its 2024 annual meeting of stockholders, where stockholders considered and voted upon the following proposals:
Proposal 1: Election of Directors.
        Each of the directors nominated received the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes (1)

Bennett S. LeBow	118,795,591	3,179,695	311,883	18,300,140
Howard M. Lorber	119,018,033	2,955,122	314,015	18,300,139
Richard J. Lampen	117,891,750	4,093,383	302,038	18,300,138
Henry C. Beinstein	109,605,914	12,365,108	316,146	18,300,141
Ronald J. Bernstein	120,123,104	1,832,056	332,011	18,300,138
Paul V. Carlucci	120,561,980	1,375,666	349,525	18,300,138
Jean E. Sharpe	104,444,111	17,503,959	339,096	18,300,143
Barry Watkins	97,448,858	24,498,826	339,487	18,300,138
Wilson L. White	121,169,820	758,842	358,508	18,300,139
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 2: Advisory vote on executive compensation (the “say on pay vote”).
        The advisory vote to approve the compensation of the Company’s named executive officers received the following votes:

For	Against	Abstain	Broker Non-Votes (1)
77,042,769	44,653,552	590,849	18,300,139
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 3: Approval of ratification of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2024.
        The ratification of the independent registered public accounting firm received the following votes:

For	Against	Abstain
139,604,305	583,960	399,043

Proposal 4: Advisory vote on a stockholder proposal requesting the Company to amend its governing documents to require the Chairman of the Board of Directors to be an independent director.

For	Against	Abstain	Broker Non-Votes (1)
43,806,884	77,908,250	572,029	18,300,146
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Senior Vice President, Treasurer and Chief Financial Officer
Date: August 21, 2024